HENDERSON GLOBAL FUNDS

                   HENDERSON INTERNATIONAL OPPORTUNITIES FUND

                       Supplement dated November 30, 2009
          to the Prospectus dated November 30, 2009 (the "Prospectus")

                                IMPORTANT NOTICE

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS.

The following language replaces the portfolio manager disclosure for the "Asia Pacific" sub-portfolio in the "Management of the Funds-Portfolio
Managers-International Opportunities Fund-Portfolio Management of the Fund's sub-portfolios" section on page twenty-eight (28) of the Prospectus:

Asia Pacific

Michael Kerley, Director of Pan Asian Equities, co-manages the Asia Pacific sub-portfolio of the Fund with Andrew Mattock, Fund Manager, Pan Asian Equities. Mr. Kerley joined Henderson Global Investors in 2004 and has more than 24 years of investment management experience. He began his career at Invesco Asset Management in 1985, moving to ISIS Asset Management Limited as Director of Pacific Basin Equities in 2003. Mr. Mattock joined Henderson Global Investors in 1999 and has more than 11 years of experience in the financial industry.

            PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.